Accounts Receivable, Net - Schedule of Accounts Receivable Net (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Receivables [Abstract]
Customer receivables	$ 514,094	$ 480,073
Other current receivables	12,535	9,557
Accounts Receivable, gross	526,629	489,630
Less: Allowances	(3,353)	(2,390)
Total	$ 523,276	$ 487,240